Trade Receivables	12 Months Ended
Dec. 31, 2020
Trade Receivables
Trade Receivables

Note 8. Trade Receivables

As at December 31:	2020	2019
Trade receivables, gross amount	$4,803	$4,204
Less: Allowance for expected credit losses (IFRS 9)	(48)	(46)
Trade receivables, net amount	$4,755	$4,158

All trade receivables comprise accounts from contracts with customers and primarily arise from merchant banking activities.

As at December 31, 2020, the Group recognized a loss allowance of $48 (2019: $46) against its trade receivables. The movement in the loss allowance during the year ended December 31, 2020 and 2019 was as follows:

	Equal to lifetime expected credit losses
	Financial assets that
	are credit-impaired	Other trade
	at year-end	Receivables	Total
Loss allowance: as at January 1, 2019	$14	$297	$311
Additions for the year	443	—	443
Reversal	—	(83)	(83)
Written off	(409)	(199)	(608)
Exchange effect	(2)	(15)	(17)
Loss allowance: as at December 31, 2019	46	—	46
Additions for the year	2	—	2
Reversal	—	—	—
Written off	—	—	—
Exchange effect	—	—	—
Loss allowance: as at December 31, 2020	$48	$—	$48

In accordance with IFRS 9, management reviews the expected credit losses for the following twelve months based upon, among other things, the credit-worthiness of the exposure, collateral and other risk mitigation instruments, and the nature of the underlying business transaction. There have been no financial instruments acquired whose credit risk has increased substantially since initial recognition.

For further discussions on credit risk, see Note 27.